SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            December 16, 2002


                          UNIVERSAL MONEY CENTERS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

        Missouri                 1-8460                        43-1242819
        --------                 ------                        ----------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                    6800 Squibb Road, Mission, Kansas, 66202

               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (913) 831-2055
                                                    --------------


          (Former name or former address, if changed since last report)


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Item 9.     REGULATION FD DISCLOSURE

      On December 16, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarterly period ended October 31, 2002 (the "Form 10-QSB"), with the Securities and Exchange Commission. In accordance with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-QSB:

                   Certification of Chief Executive Officer

            I,  David  S.  Bonsal,   Chief   Executive   Officer  of
        Universal Money Centers, Inc., hereby certify, in accordance with 18 U.S.C.ss. 1350, as adopted pursuant to
        Section 906 of the Sarbanes-Oxley  Act of 2002, that:

            (a) The Quarterly Report on Form 10-QSB for the quarter ended October 31, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (b) The information contained in the Quarterly Report on Form 10-QSB for the quarter ended October 31, 2002, which accompanies this certification, fairly presents, in all mate-rial respects, the financial condition and results of opera-tions of Universal Money Centers, Inc.

        Dated:  December 16, 2002.

                                             /s/ David S. Bonsal
                                             --------------------------
                                             David S. Bonsal
                                             Chief Executive Officer


                      Certification of Corporate Controller

            I, Christopher D. Greek, Corporate Controller of Universal Money Centers, Inc., hereby certify, in accordance  with 18 U.S.C.ss. 1350,  as adopted  pursuant  to
      Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (a) The Quarterly Report on Form 10-QSB for the quarter ended October 31, 2002, which accompanies this certifi-cation, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (b) The information contained in the Quarterly Report on Form 10-QSB for the quarter ended October 31, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Universal Money Centers, Inc.

Dated:  December 16, 2002.

                                             /s/ Christopher D.Greek
                                             ---------------------------
                                             Christopher D. Greek
                                             Corporate Controller

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    UNIVERSAL MONEY CENTERS, INC.


Dated:  December 16, 2002.
                                    By:   /s/ David S. Bonsal
                                        --------------------------------------
                                        David S. Bonsal
                                        Chief Executive Officer